Subsequent events	6 Months Ended
Feb. 28, 2026
Subsequent events
Subsequent events

26. Subsequent events

During the months of March and April 2026, the Company issued a total of 1,000 Voting Common Shares to third parties in exchange for marketing services provided to the Company valued at $2,380. For such transactions, the value of the services was paid for with shares, the number of shares being determined by dividing the value of the services provided by the price of the shares on the stock exchange at time of their issuance.

During the months of March and April 2026, the Company issued 338,053 Voting Common Shares as part of an “at the market” placement offering for a total gross proceeds of $802,875 less transaction costs of $24,086.